UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2021

TETRA Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of First Amended and Restated 2018 Equity Incentive Plan

(e) On March 31, 2021, the Board of Directors (the “Board”) of TETRA Technologies, Inc. (the “Company”) approved, subject to stockholder approval, the Company’s First Amended and Restated 2018 Equity Incentive Plan (the “Amended Plan”), to (i) increase the number of shares of the Company’s common stock authorized for issuance under the Amended Plan (including as awards of incentive stock options) by 5,500,000, (ii) permit non-employee directors to receive awards under the Amended Plan, and (iii) implement an annual individual limit on the fair market value of non-employee director awards granted under the Amended Plan of $300,000. After taking into account this increase and subject to adjustment as provided for in the Amended Plan, the total number of shares of the Company’s common stock available for issuance under the Amended Plan (including as awards of incentive stock options) is equal to 11,865,000, including awards made under the Company’s 2018 Equity Incentive Plan prior to the approval of the Amended Plan. On May 26, 2021, at the Company’s annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Amended Plan, and the Amended Plan became effective as of March 31, 2021 (the date of the Board’s approval of the Amended Plan).

A detailed summary of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting that was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2021 (the “Proxy Statement”) in the section entitled “PROPOSAL NO. 4 Approval of the First Amended and Restated 2018 Equity Incentive Plan,” which description is incorporated in its entirety in this Item 5.02 by reference. The description is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Annual Meeting was held on May 26, 2021.

(b)The following matters were voted upon by the stockholders of the Company at the Annual Meeting:

(i)	Item 1 – the election of seven members to the Board;
(ii)	Item 2 – the ratification and approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
(iii)	Item 3 – the advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;
(iv)	Item 4 – the approval of the Amended Plan.

The matters listed above are described in detail in the Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	60,885,360	1,129,937	22,648,715
Thomas R. Bates, Jr.	60,336,419	1,678,878	22,648,715
John F. Glick	57,120,153	4,895,144	22,648,715
Gina A. Luna	60,002,248	2,013,049	22,648,715
Brady M. Murphy	60,972,666	1,042,631	22,648,715
William D. Sullivan	57,112,036	4,903,261	22,648,715
Shawn D. Williams	61,014,308	1,000,989	22,648,715

As previously disclosed in the Proxy Statement, in connection with the Annual Meeting, Paul D. Coombs and Joseph C. Winkler III retired from the Board upon expiration of their respective terms as director at the Annual Meeting. Immediately following the Annual Meeting, the Board decreased the size of the Board to seven members.

Item 2 – Ratification of Auditors – the stockholders approved the appointment of Grant Thornton LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2021.  The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
84,505,793	99,180	59,039

Item 3 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Proxy Statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,762,029	2,114,353	138,915	22,648,715

Item 4 – Approval of the Amended Plan – the stockholders approved the Amended Plan with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,343,206	2,529,827	142,264	22,648,715

Item 7.01. Regulation FD Disclosure.

Following the Annual Meeting, William D. Sullivan was reappointed as Chairman of the Board.  In addition, the committees of the Board were reconstituted as follows:

Audit Committee:

Mark E. Baldwin, Chairman

Gina A. Luna

Shawn D. Williams

Human Capital Management and Compensation Committee:

Thomas R. Bates, Jr., Chairman

John F. Glick

Shawn D. Williams

Nominating, Governance and Sustainability Committee:

John F. Glick, Chairman

Gina A. Luna

William D. Sullivan

Item 9.01. Exhibits.

(d)Exhibits.

10.1

TETRA Technologies, Inc. First Amended and Restated 2018 Equity Incentive Plan, incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 26, 2021 (SEC File No. 333-256494).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

	By:	/s/Brady M. Murphy
Brady M. Murphy
President and Chief Executive Officer
Date: May 27, 2021